UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2014
LEXARIA CORP.
(Exact name of registrant as specified in its charter)
Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2014, the Company has signed an agreement with PoViva to acquire 51% of PoViva with an initial consideration of US$50,000. Lexaria will initially acquire a 51% Ownership Interest in the Business by satisfying the requirements set out in the agreement:

•	Pay to Operations bank account US$50,000 as an initial amount to upgrade the Business as may be required to advance the Business
•	Agree to Spend $75,000 over one year following the execution date of this agreement
•	Agree to Extend to the Founders $25,000 worth of Lexaria common shares subject to a share lockup of six months as required by the Securities and Exchange Commission
•	Agree to Pay the Founders $2000 a month for production consulting for a period of 12 months out of revenues, the operating account, or against the marketing budget
•	Agree to Pay the Founders $2000 a month for marketing consulting for a period of 12 months out of revenues, the operating account, or against the marketing budget
•	Agree to Provide the Founders a cash bonus in the amount of $50,000 should the company generate $300,000 in sales within 8 months of the execution of this agreement
•

Agree to grant to PoViva a Right of First Refusal to produce under “white-label,” additional CBD-based products on behalf of Lexaria, but Lexaria reserves the right to engage other producers should Lexaria, in its reasonable discretion, believe PoViva’s to be uncompetitive to supply the products requested by Lexaria.

•

As part of this Agreement, and once the terms of this Agreement have expired, the Founders will be automatically granted a lifetime license to personally produce products covered by patent numbers # 62010621 and 62037706. This personal license does not extend to any third party corporation, joint venture or partnership that would compete against PoViva’s Teas, LLC or Lexaria Corporation.

PoViva will reduce to a 25% Ownership Interest in the Business and Lexaria will acquire an additional 24% (total 75%) Ownership Interest in the Business by satisfying the following requirements:

•

In addition to spend US$100,000 on sales and marketing “PoViva’s by Lexaria” brand beginning within 60 days of executing this Agreement and completing spending within 24 months of executing this Agreement.

•

Lexaria to pay to PoViva or to its principals 2.5 times trailing 12 months PoViva revenue (pro-rata) calculated from that date that this option is exercised. PoViva can receive up to 50% of this payment in LXRP common stock at PoViva’s discretion.

•	This Section is valid beginning November 15th, 2015 at 1PM EST and expires on November 15th, 2017 at 1PM EST.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the Agreement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Definitive Agreement dated November 12, 2014

99.1	Press Release dated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2014

Lexaria Corp.
(Signature)	By: “/s/ Chris Bunka”
Chris Bunka
President & CEO